SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2005

EBIX, INC.

(Exact name of registrant

as specified in its charter)

Delaware	0-15946	77-0021975
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1900 East Golf Road, Schaumburg, Illinois		60173
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 789-3047

(Former name or former address, if changed since last report.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)  Item 5.02 Departure of Directors or Principal Officers.

On December 16, 2005, Neil D. Eckert announced that he would be leaving the Board of Directors of the Company. Mr. Eckert resigned from the Board of Directors for entirely personal reasons and his resignation does not reflect any disagreement with the Company or other members of the Board of Directors.

(2)  Item 8.01 Other Events.

Our Annual Meeting of Stockholders was held on December 16, 2005.   The only proposal voted upon was the election of seven directors for a term ending at the annual meeting in 2006. All seven nominated directors, Richard J. Baum, Hans U. Benz, Pavan Bhalla, Neil D. Eckert, Rolf Herter, Hans Ueli Keller and Robin Raina, were elected by stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By: /s/ Richard J. Baum
Richard J. Baum
Executive Vice President – Finance and
Administration, Chief Financial Officer
And Secretary

Dated: December 20, 2005